EXECUTION



                       RECONSTITUTED SERVICING AGREEMENT


     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OCWEN FEDERAL BANK FSB, a federal savings bank (the "Servicer"), recites and provides as follows:

                                   RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Schedule I Mortgage Loans") and Schedule II hereto (the "Schedule II Mortgage Loans") (the Schedule I Mortgage Loans and the
Schedule II Mortgage Loans collectively referred to herein as the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee"), under a trust agreement dated as of August 1, 2000 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("Wells Fargo," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, Lehman Brothers Holdings Inc., as Seller, The Murrayhill Company, as loss mitigation advisor and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as guarantor (the "Guarantor").

     WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

     WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer for Lehman Capital pursuant to the Residential Flow Servicing Agreement dated August 1, 1999 between the Servicer and Lehman Capital (for Performing and Non-Performing Residential Mortgage Loans and REO Properties (the "Flow Servicing Agreement")) and the Residential Flow Servicing and Sale of Servicing Rights Agreement dated August 1, 1999 between the Servicer, AMRESCO Residential Mortgage Corporation and Finance America LLC (the "Finance America Agreement") (which agreement was assigned to Lehman Capital) (the Flow Servicing Agreement and the Finance America Agreement collectively, "Original Servicing Agreements") between Lehman Capital and the Servicer and the parties wish to consolidate the servicing of the Serviced Mortgage Loans under the Flow Servicing Agreement as reconstituted by this Agreement.

     WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder, the Master Servicer and the Guarantor to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

     WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Flow Servicing Agreement shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as defined in the Flow Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

     WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer, the Directing Holder, the Trustee and the Guarantor is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Servicing Agreement incorporated by reference herein, shall have the meanings (regardless if such terms are defined in the Flow Servicing Agreement, except for the term "Collection Account") ascribed to such terms in the Trust Agreement.

     2. Merger. For administrative convenience, the Servicer and Lehman Capital hereby agree that the servicing of those Serviced Mortgage Loans currently being serviced under the Finance America Agreement shall each be serviced under the Flow Servicing Agreement as reconstituted by this Agreement.

     3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the Flow Servicing Agreement to enforce the obligations of the Servicer under the Flow Servicing Agreement and the term "Owner" as used in the Flow Servicing Agreement in connection with any rights of the Owner shall refer to the Master Servicer except as otherwise specified in Exhibit A hereto. The Master Servicer, with the prior consent of Freddie Mac, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in a Servicer Event of Default, as provided in Article IX of the Flow Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital hereunder; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

     5. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

     6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

     7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     10. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the Flow Servicing Agreement.

     11. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

          Wells Fargo Bank Minnesota, National Association
          11000 Broken Land Parkway
          Columbia, Maryland  21044
          Attn:  Master Servicing Department, ARC 2000-BC3
          Telephone:  (410) 884-2000
          Facsimile:   (410) 884-2360


     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

          Wells Fargo Bank Minnesota, National Association
          Minneapolis, Minnesota
          ABA#:  091-000-019
          Account Name:  Corporate Trust Clearing
          Account Number:  3970771416
          For further credit to:  Collection Account No. 10191800 (ARC 2000-BC3)

     All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

         First Union National Bank
         401 S. Tryon Street - N.C. 1179
         Charlotte, North Carolina  28288-1179
         Attention:    Structured Finance Trust Services (ARC 2000-BC3)
         Telephone:    (704) 383-9568
         Facsimile:    (704) 383-6039

     All notices required to be delivered to the Guarantor hereunder shall be delivered to the Guarantor at the following address:

         Federal Home Loan Mortgage Corporation
         8200 Jones Branch Road
         McLean, Virginia
         Attention:  Structured Finance - Director of Specialized Business
                     Services
         Telephone:  (703) 903-2935
         Facsimile:  (703) 903-4228

     Executed as of the day and year first above written.

                                  LEHMAN CAPITAL, A DIVISION OF
                                    LEHMAN BROTHERS HOLDINGS INC.



                                  By:  /s/ Stanley Labanowski
                                      ----------------------------------------
                                       Name:   Stanley Labanowski
                                       Title:  Authorized Signatory


                                  OCWEN FEDERAL BANK FSB



                                  By:  /s/ Richard Delgado
                                      -----------------------------------------
                                       Name:  Richard Delgado
                                       Title:  Vice President

 Acknowledged by:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer


By: /s/ Peter A. Gobell
    ----------------------------------------------
Name:  Peter A. Gobell
Title:  Assistant Vice President

FIRST UNION NATIONAL BANK,
as Trustee


By: /s/ Stephanie J. Purdy
   -----------------------------------------------
Name:  Stephanie J. Purdy
Title:  Trust Officer

FEDERAL HOME LOAN MORTGAGE CORPORATION,
as Guarantor


By:  /s/ Charles W. Pearson
    -----------------------------------------------
Name:  Charles W. Pearson
Title:  Director- Securities Servicing & Processing

                                   EXHIBIT A

                 Modifications to the Flow Servicing Agreement


1. Unless otherwise specified herein, any provisions of the Flow Servicing Agreement, including definitions, relating to (i) representations and warranties of the Owner, (ii) Agency Transfers, Pass-Through Transfers, whole loan transfers, reconstitution and securitization, (iii) the sale and purchase of the Mortgage Loans and Setup Expenses, (iv) Transfer Dates, (v) Non-Performing Loans, and (vi) Preliminary Servicing Period, shall be disregarded. The exhibits to the Flow Servicing Agreement and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. The definition of "Accepted Servicing Practices" is hereby deleted and replaced by the following:

          With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

4. The definition of "Ancillary Income" in Article I is hereby amended by adding the words "as additional compensation" to the end of the last sentence.

5. A new definition of "Adverse REMIC Event" is hereby added to Article I to read as follows:

          "Adverse REMIC Event": As defined in Article X of the Trust
          Agreement.

6. The definition of "Collection Account" in Article I is hereby amended by deleting the words "in trust for Lehman Capital, a Division of Lehman Brothers Holdings Inc. and its successors and assigns" and substituting the following words: "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust."

7. The definition of "Collection Period" in Article I is hereby amended in its entirety to read as follows:

          "Collection Period" means with respect to each Distribution Date, the period commencing on the second day of the month immediately preceding the month of the related Distribution Date and ending on the first day of the month of such Distribution Date.

8. The definition of "Current Servicer" in Article I shall be deleted in its entirety.

9. A new definition of "Custodial Agreement" is added to Article I immediately following the definition of "Current Servicer" to read as follows:

          "Custodial Agreement" means the custodial agreement relating to the custody of the Serviced Mortgage Loans among The Chase Manhattan Bank (as successor in interest to Chase Bank of Texas, National Association), as custodian, First Union National Bank, as trustee and Structured Asset Securities Corporation, as depositor.

10. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          "Custodian" means Chase Bank of Texas, National Association, any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

11. The definition of "Distribution Date" in Article I is hereby amended in its entirety to read as follows:

          "Distribution Date" means the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

12. The definition of "Eligible Account" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Account" means a segregated account maintained by either
          (i) a depository institution the accounts of which are insured by the FDIC and the short-term debt obligations of which (or in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" or better by S&P or "Prime-1" or better by Moody's (or a comparable rating, if another rating agency is specified by the Master Servicer by written notice to the Servicer) or (ii) the corporate trust department of any bank the debt obligations of which are rated at least AA or its equivalent by either of S&P or Moody's.

13. The definition of "Escrow Accounts" in Article I is hereby amended by deleting the words "for Lehman Capital, a Division of Lehman Brothers Holdings Inc. and its successors and assigns, and various mortgagors" and replacing them with the following words: "for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

14. The definition of "Fitch" in Article I is hereby amended to read as follows:

          "Fitch" means Fitch, Inc. and its successors and assigns.


15. A new definition of "Monthly Advance" is added to Article I immediately following the definition of "Missing Document Report" to read as follows:

          "Monthly Advance" means with respect to each Distribution Date and each Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Loan, and that was delinquent at the close of business on the first day of the month in which such Distribution Date occurs, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Servicer which may support such determination.

16. The definition of "Non-Recoverable Advance" in Article I is hereby amended by replacing the reference to "Section 2.3(b)" with "Section 2.3(c)".

17. The definition of "Permitted Investments" in Article I is hereby amended by deleting the word "timely" in clause (i) and adding the words "or FHLMC" after the word "FNMA" in clause (k).

18. The definition of "Opinion of Counsel" is hereby amended and restated as follows:

          "Opinion of Counsel" A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee, the Guarantor and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Guarantor and Lehman Capital, who (i) is in fact independent of any Seller, the Servicer and any Master Servicer of the Mortgage Loans,
          (ii) does not have any material direct or indirect financial interest in the Servicer or any Master Servicer of the Mortgage Loans or in an affiliate of any such entity and (iii) is not connected with any Seller, the Servicer or any Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

19. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by inserting the words (i) "voluntary (not including discounted payoffs)" between the words "a" and "principal" in the second line thereof, (ii) "or in part" between the words "full" and "during" in the second line thereof and (iii) "for Prepayments in full only" at the end of the parenthetical.

20. A new definition of "Prime Rate" is added to Article I immediately following the definition of "Prepayment Interest Shortfall Amount" to read as follows:

          "Prime Rate" means the prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

21. The definition of "Property Protection Expenses" in Article I is hereby amended by adding the word "reasonable" at the beginning of clauses (h) and (i).

22. The definition of "REO Property" in Article I is hereby amended by replacing the word "Owner" with "the Trustee on behalf of the Trust Fund".

23. New definitions of "Retained Interest", "Retained Interest Holder" and "Retained Interest Rate" are hereby added to Article I after the definition of "REO Property" to read as follows:

          "Retained Interest": With respect to each Schedule I Mortgage Loan, interest in respect of each such Mortgage Loan retained by the Retained Interest Holder at the Retained Interest Rate.

          "Retained Interest Holder": Lehman Capital or any successor in interest by assignment or otherwise.

          "Retained Interest Rate": With respect to each Schedule I Mortgage Loan, initially, 0.15% per annum. In the event that the Servicing Fee Rate is modified, the Retained Interest Rate shall be modified by a corresponding amount so that the sum of the Servicing Fee Rate and the Retained Interest Rate applicable to each Mortgage Loan shall always equal 0.50% per annum.

24. The definition of "Servicing Advances" in Article I is hereby amended in its entirety to read as follows:

          "Servicing Advances" means all customary, reasonable and necessary "out-of-pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Servicer in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, (a) Property Protection Expenses, Escrow Payments, and Property Improvement Expenses, and (b) any enforcement or administrative or judicial proceedings, including foreclosures.

25. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

          "Servicing Fee" means an amount equal to one-twelfth the product of
          (a) a rate per annum equal to 0.35% (in the case of a Schedule I Mortgage Loan) or 0.50% (in the case of a Schedule II Mortgage Loan) and (b) the outstanding principal balance of the Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement. In the event servicing is transferred to a successor servicer, clause (a) of the Servicing Fee may not exceed 0.50% per annum. For purposes of the definitions of "Prepayment Interest Shortfall Amount" and "Mortgage Loan Remittance Rate", calculation of amounts remitted to the Collection Account pursuant to Section 2.3(b) and calculation of compensating interest pursuant to Section 6.9, the rate per annum in clause (a) of the definition of "Servicing Fee" shall be 0.50% in the case of all Serviced Mortgage Loans.

26. The definition of "Servicing File" in Article I is hereby replaced with the following:

          "Servicing File" means with respect to each Loan, the file retained by the Servicer.

27. A new definition of "Special Servicing Fee" is hereby added to Article I after the definition of "Setup Fee" to read as follows:

          "Special Servicing Fee" means with respect to each Schedule I Mortgage Loan that becomes greater than 150 days delinquent, a fee of $1,500, payable once upon such Mortgage Loan becoming 150 days delinquent. The Special Servicing Fee shall be paid in installments of $125 per month over a period of twelve months (or, if any remaining balance of this fee remains unpaid at the time of liquidation of the Mortgage Loan, such amount shall be paid on the Distribution Date immediately after liquidation) as set forth in
          Section 9.34(b) of the Trust Agreement.

28. The parties hereto acknowledge that Section 2.1 (Transfer of Servicing Files to Servicer) of the Flow Servicing Agreement shall be inapplicable to this Agreement.

29. The parties hereto acknowledge that the provisions of Section 2.2 (Release of Loan Documents) are superceded by the provisions of the Custodial Agreement.

30. Section 2.3(a) is hereby amended by replacing the word "Owner" in the first, second and eighteenth lines thereof with the words "Trustee and the Trust Fund" and by adding "if the accounts of the Servicer are FDIC insured" after the first use of the word "Servicer" in the seventh line thereof.

31. Section 2.3(b) is hereby amended by adding the words "and the Retained Interest in the case of each Schedule I Mortgage Loan" after the words "Servicing Fee" in the third line, by deleting the word "and" at the end of clause (iv), deleting the period at the end of clause (v) and replacing it with a semi-colon followed by the word "and", and by adding a new clause (vi) to read as follows:

          (vi) any Prepayment Interest Shortfall Amount.

          In addition, the following paragraph shall be added to Section 2.3(b) to immediately follow new clause (vi):

               On each Distribution Date, the Servicer shall remit the Retained Interest with respect to the Schedule I Mortgage Loans to the Retained Interest Holder by wire transfer of immediately available funds to the following account:

               Lehman Brothers Holdings Inc.
               ABA 02100089
               Acct No. 40615501
               Attn:  Joseph Abbondandolo (212) 526-7901
               Ledger 4 IKJ (ARC 2000-BC3)

32. Section 2.3(e) is hereby amended by replacing the reference to "Owner" in the third line thereof with "Trustee or Trust Fund".

33. Section 2.3(f) is hereby amended by adding "in accordance with the Freddie Mac Seller/Servicer Guide" to the end of the first sentence thereof, by replacing the word "Owner" in the final sentence of the first paragraph with "Trust Fund", and deleting "FNMA or" and "seller-" in the second paragraph thereof.

34. Section 2.3(i) is hereby amended by adding "the Trustee, the Guarantor" after the word "Obligor" in the second line thereof.

35. A new Section 2.3(l) (Credit Reporting) is hereby added to read as follows:

          Section 2.3(l) Credit Reporting.

          For each Mortgage Loan, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.

36. Section 2.5 (Servicing Compensation) is hereby amended by deleting the first two sentences thereof and by replacing the final sentence with the following:

          In the event that the Servicer deposits into the Collection Account any Ancillary Income, the Servicer may withdraw such amount pursuant to Section 6.2(c). The Servicer shall also be entitled to the Special Servicing Fee with respect to the Schedule I Mortgage Loans.

37. Section 3.1 (Default Management Responsibilities) is hereby amended by replacing the references to "Owner" with "Trustee and Trust Fund" in each instance, and by adding as the last sentence thereof the following:

               "Notwithstanding anything to the contrary in this Agreement, the Servicer shall not, (except in the case where a default by the related Mortgagor has occurred or is, in the reasonable judgment of the Servicer, imminent), knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Servicer shall have provided to the Master Servicer, the Trustee and the Guarantor an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event. The cost of such Opinion of Counsel shall be reimbursable pursuant to Section 6.2(d)."

38. Section 3.2 (Foreclosure) is hereby amended by (i) replacing the first sentence thereof with the following:

               In the event that any payment due under any Mortgage Loan remains delinquent for a period of 65 days or any other default continues for a period of 65 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings and provide notice thereof to the Master Servicer and the Trustee in writing. The Servicer shall retain an attorney and supervise the conduct of the foreclosure proceeding.

         ; (ii) by replacing the word "Owner" in the sixth line thereof with "the Trust Fund"; (iii) replacing the word "Owner" in the tenth through thirteenth lines thereof with "Master Servicer and Guarantor" and (iv) replacing the words "five (5)" with "thirty (30)".

39. Section 3.3 (Deed in Lieu) is hereby amended by replacing the word "Owner" in the fourth and seventh lines thereof with "Trustee and Trust Fund", by replacing the word "Owner" in the tenth through the thirteenth lines thereof with "Master Servicer and Guarantor" and by replacing the words "five (5)" with "thirty (30)".

40. Section 3.4 (Priority; Insurance Claims) is hereby amended by replacing the word "Owner" with "Trust Fund".

41. Section 3.5 (Bankruptcy of Obligor) is hereby amended by replacing the word "Owner" with "Trust Fund".

42. Section 3.6 (Discounted Payoffs) is hereby amended by replacing the word "three" with "five" and replacing the word "Owner" with "Master Servicer".

43. Section 4.1 (Property Management and Disposition Services) is hereby amended by adding the following paragraphs after the first paragraph thereto:

          In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

          Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

44. Section 4.2 is hereby amended by replacing each reference to the word "Owner" with "Master Servicer and Guarantor", changing the words "five
    (5)" to "thirty (30)" and changing the reference to "Section 11.3" to "Section 12.3".

45. Section 5.1(b) is hereby amended by adding the following sentence as the last sentence of paragraph (b) thereof:

               Any subservicer appointed by the Servicer must be a Freddie Mac-approved servicer and must be approved by the Guarantor at the time of such appointment.

46. Section 5.4 (Annual Audit) is hereby amended by changing the reference to "April 30, 2000" in the second line thereof to "April 30, 2001" and by changing the reference to "Owner" in the fourth line thereof to "the Master Servicer and the Guarantor".

47. A new Section 5.5 is added to the Flow Servicing Agreement to read as follows:

          Section 5.5 Annual Officer's Certificate.

               On or before April 30 of each year, beginning with April 30, 2001, the Servicer, at its own expense, will deliver to the Master Servicer and the Guarantor a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

48. Section 6.2 (Remittances and Monthly Report) is hereby amended as follows:

          (1)  the first sentence shall be deleted in its entirety;

          (2) replacing the words "in the following priority" in the second sentence of the first paragraph with "as follows";

          (3) paragraph (b) shall be deleted in its entirety and replaced with the following new paragraph (b):

               (b) to make payments to the Retained Interest Holder with respect to the Schedule I Mortgage Loans and the Master Servicer in the amounts and in the manner provided by
                    Section 6.6.

          (4) by replacing the words "then Servicer may seek reimbursement from Owner (as set forth in Section 6.4 below), it being understood that, in the case of such reimbursement from the Collection Account, Servicer's right thereto shall be prior to the rights of Owner" in paragraph (d) with "then the Servicer may reimburse itself from amounts on deposit in the Collection Account, it being understood that the Servicer's right to such amounts from the Collection Account shall be prior to the rights of the Trust Fund."

          (5)  new paragraphs (e) and (f) shall be added to read as follows:

               (e) to reimburse the Servicer for Monthly Advances of the Servicer's funds made pursuant to Section 6.8. The Servicer's right to reimburse itself pursuant to this subclause (e) with respect to any Mortgage Loan shall be limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right to such reimbursement shall be prior to the rights of the Trust Fund; provided, however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Collection Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

               (f)  to reimburse the Servicer for any amounts owed pursuant to
                    Section 8.3(a).

          (6)  and by deleting the last paragraph.

49. Section 6.3 (Remittance Upon Termination) is hereby amended by restating paragraph (b) and paragraph (c) of such Section as follows:

               (b) to make payments to the Retained Interest Holder in the case of Schedule I Mortgage Loans and the Master Servicer in the amounts and in the manner provided by Section 6.6; and

               (c) to reimburse itself for all unpaid Servicing Fees, Monthly Advances and Servicing Advances, it being understood that the Servicer's rights to such reimbursement shall be prior to the rights of the Trust Fund.

50. The parties hereto acknowledge that Section 6.4 (Billing) shall be inapplicable to this Reconstitution Agreement.

51. The parties hereto acknowledge that Section 6.5 (Missing Document Report) shall be superseded by the provisions of the Custodial Agreement.

52. New Sections 6.6, 6.7, 6.8 and 6.9 are hereby added to the Flow Servicing Agreement to read as follows:

          Section 6.6.  Remittances.

               On each Distribution Date the Servicer shall (i) pay any outstanding MGIC Insurance Premiums, (ii) remit to the Retained Interest Holder the Retained Interest with respect to the Schedule I Mortgage Loans for such Due Period and (iii) remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Collection Account as of the close of business on the last day of the related Collection Period (net of charges against or withdrawals from the Collection Account pursuant to Section 6.2), plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 6.8, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, insurance proceeds, condemnation proceeds or REO Property disposition proceeds received after the applicable Collection Period, which amounts shall be remitted on the following Distribution Date, plus (d) any additional interest required to be deposited in the Collection Account in connection with a Prepayment Interest Shortfall Amount in accordance with Section 2.3(b)(vi), and minus (e) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Distribution Date occurs, which amounts shall be remitted on the Distribution Date or Dates next succeeding the Collection Period for such amounts.

               With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Collection Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Distribution Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

               All remittances required to be made to the Master Servicer shall be made to the following wire account:

          Wells Fargo Bank Minnesota, National Association
          Minneapolis, Minnesota
          ABA #:  091-000-019
          Acct #:  3970771416
          Account Name:  Corporate Trust Clearing
          For further credit to: Collection Account No. 10191800 (ARC 2000-BC3)

          Section 6.7  Statements to Master Servicer.

               Not later than the tenth calendar day (or if such tenth calendar day is not a Business Day, the immediately preceding Business Day) of each month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice containing such information in the form attached hereto as Exhibit A-1 or other format mutually acceptable to the Servicer, Master Servicer and the Guarantor as to the accompanying remittance and the period ending on the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. The Master Servicer will convert such data into a format acceptable to the Guarantor and provide monthly reports to the Guarantor pursuant to the Trust Agreement.

               Such monthly remittance advice shall also include on a cumulative basis the amount of any (i) claims filed, (ii) claim payments made, (iii) claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by loan-level primary mortgage insurance policies provided by MGIC or any other provider of primary mortgage insurance purchased by the Trust.

               The Servicer shall provide the Master Servicer with such information available to it concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

          Section 6.8 Monthly Advances by Servicer.

               On the Business Day immediately preceding each Distribution Date, the Servicer shall deposit in the Collection Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments which were due on the Mortgage Loans during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Collection Account on or before any future Distribution Date if funds in the Collection Account on such Distribution Date shall be less than remittances to the Master Servicer required to be made on such Distribution Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Guarantor and the Master Servicer upon request. The Guarantor, in its reasonable judgment, shall have the right to require the Servicer to remit from its own funds to the Collection Account an amount equal to all Monthly Advances previously made out of funds held in the Collection Account and not previously reimbursed from collections on the Mortgage Loans, and in such event, the Servicer shall thereafter remit all Monthly Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to (i) pass through late collections on the related Mortgage Loans in lieu of making Monthly Advances or (ii) reimburse itself for such Monthly Advances from late collections on the related Mortgage Loans.

               The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including insurance proceeds and condemnation proceeds) with respect to the related Mortgage Loans.

          Section 6.9 Compensating Interest.

               The Servicer shall deposit in the Collection Account on a daily basis, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of such distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans.

53. Section 7.1(e) (Litigation) is hereby amended by adding "in any one instance or in the aggregate," after "if adversely determined,".

54. Section 7.1(g) (FNMA or FHLMC Approved) is hereby amended by deleting "FNMA or" in each instance and by deleting "seller/" in the first sentence thereto.

55. A new paragraph is hereby added at the end of Section 7.1 (Representations and Warranties) to read as follows:

               It is understood and agreed that the representations and warranties set forth in Section 7.1 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee and the Trust Fund. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 7.1 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer and the Guarantor. Such assignment shall be made in accordance with Section 10.4.

               In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund, the Guarantor and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 7.1 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in
          Section 7.1 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee, the Guarantor or the Master Servicer for compliance with this Agreement.

56. Section 8.2 (Servicer's Indemnity of Owner) is hereby amended by changing the word "Owner" in the second, fifth and ninth lines thereof to "Master Servicer, Guarantor, Trustee and the Trust Fund".

57. Section 8.3 (Owner's Indemnity of Servicer; Limitation on Liability of Servicer) is hereby amended by (i) replacing Section 8.3(a) with the following:

          The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

         , (ii) deleting the fifth and sixth sentences of Section 8.3(d), and
         (iii) changing the word "Owner" in Section 8.3(b) to "Master Servicer, Guarantor, Trustee or Trust Fund".

58. Section 9.1 (Events of Default) is hereby amended by changing the words "three (3) Business Days" in Section 9.1(a) to "one (1) Business Day", by changing "thirty (30) days" to "fifteen (15) days" in Section 9.1(b) and by replacing Section 9.1(h) with the following: "Servicer is not an approved servicer for FHLMC".

59. The parties hereto acknowledge that the remedies set forth in Section 10.1(b) may be exercised by either the Master Servicer or Trustee on behalf of the Trust Fund.

60. A new paragraph is hereby added as the final paragraph of Section 10.1(b) to read as follows:

               By a written notice, the Trustee and the Master Servicer, with the Guarantor's consent, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default under Section 9.1 arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

61. Section 10.1(c) is hereby amended in its entirety to read as follows:

               (c) With the prior consent of Freddie Mac, the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement without cause. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail. The Servicer shall comply with the termination procedures set forth in Section 10.4 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 10.1(c). In the event of a termination pursuant to this Section 10.1(c), the Directing Holder shall (i) appoint a successor servicer pursuant to
          Section 10.4 and (ii) pay to the Servicer a sum, as liquidated damages, from its own funds without reimbursement, equal to the product of (a) two, (b) the annual servicing fee rate, and (c) the aggregate unpaid principal balance of the Loans for which this Agreement is going to be terminated as of the last day of the month following receipt of such notice of termination. In connection with any such termination by the Directing Holder pursuant to this
          Section 10.1(c), the Directing Holder will be responsible for reimbursing the Servicer for all unreimbursed Servicing Advances, Servicing Fees and Monthly Advances within fifteen days following the date of such termination without any right of reimbursement from the Trust Fund.

62. Section 10.1(d) is hereby deleted in its entirety.

63. Section 10.2 is hereby amended by changing the word "Owner" to "Master Servicer, the Guarantor and the Depositor".

64. Section 10.3 (Servicer Not to Resign) is hereby amended by changing the word "Owner" to the "Master Servicer, the Guarantor and the Trustee", except in the last sentence thereof where the word "Owner" shall be replaced by the word "Master Servicer".

65. The following new paragraphs are hereby added to Section 10.4 immediately preceding the existing paragraph of Section 10.4, to read as follows:

               Upon the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 10.1(b), 10.3 or 12.12, the Master Servicer, with the consent of the Guarantor, shall, in accordance with the provisions of the Trust Agreement, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or
          (b) pursuant to Section 10.1(c), the Directing Holder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Guarantor, the Depositor and each Rating Agency (as such term is defined in the Trust Agreement). Each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In addition, with respect to any FHA Loans serviced hereunder, the Servicer shall provide notice of such change in servicers to HUD on HUD Form 92080 or such other form as prescribed by HUD, at least 10 days after such transfer of servicing. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.4 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 7.1 and the remedies available to the Trustee under Section 7.1, it being understood and agreed that the provisions of such Section 7.1 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Collection Account or any Escrow Account or thereafter received with respect to the Loans. In the event the Servicer is terminated pursuant to
          Section 10.1(c), the Directing Holder shall be responsible for payment from its own funds without reimbursement of any out-of-pocket costs incurred by the Servicer and the Master Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
          Section 7.1 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 10.1 or 10.3 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver within three (3) Business Days to the successor Servicer the funds in the Collection Account and Escrow Account and all Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

66. Section 12.2 (Choice of Law) shall be deleted in its entirety.

67. The provisions of Article XI (Reconstitution) are superceded by this Agreement.

68. Section 12.4 (Entire Agreement; Amendments; Waivers) is hereby amended by replacing "the party against whom such amendment is sought to be enforced" with "the Servicer and Lehman Capital, with the written consent of the Master Servicer, the Trustee and the Guarantor", and by deleting the third sentence thereof and replacing it with "The Master Servicer, with the Guarantor's consent, may, by written notice to the Servicer, extend the time for or waive the performance of any of the obligations of the Servicer hereunder."

69. Section 12.5 (No Joint Venture; Limited Agency) is hereby amended by replacing the word "Owner" with "Trustee, Trust Fund, Master Servicer or Lehman Capital" in each instance.

70. New Sections 12.10 (Intended Third Party Beneficiaries), 12.11 (Guarantor Audit and Inspection Rights; Access to Financial Statements), 12.12 (Guarantor Right of Termination or Event of Default), 12.13 (Fees for Failure to Provide Timely Reports), 12.14 (Confidentiality) and 12.15 (Deficiency Judgments) (are added to the Flow Servicing Agreement to read as follows:

               Section 12.10 Intended Third Party Beneficiaries.

               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Trustee, the Guarantor and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Trustee, the Guarantor and the Directing Holder as if they were parties to this Agreement, and the Master Servicer, the Trustee, the Guarantor and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement, and all rights of the Guarantor hereunder (other than the right to indemnification) shall terminate upon termination of the Guaranty.

          Section 12.11 Guarantor Audit and Inspection Rights: Access to
                        Financial Statements.

          (a) During business hours, or at such other times as may be reasonable under the applicable circumstances, and upon reasonable advance notice to the Servicer, the Guarantor, with the assistance and cooperation of an appropriate Servicing Officer or other financial officer of the Servicer, shall have the right to (i) review and audit the Servicer's servicing procedures as they relate to the Serviced Mortgage Loans and (ii) examine and audit the Servicing Files and related book, records and other information of the Servicer, but solely as they relate to the Serviced Mortgage Loans and this Agreement.

          (b) Within ninety days after the Closing Date, to the extent the Servicing Files contain information relating to the underwriting criteria used in the origination of each Mortgage Loan, the Guarantor will have the right to review up to 800 of the Servicing Files and the related underwriting documentation in order to ascertain whether each such Mortgage Loan was originated generally in accordance with the applicable underwriting standards. If the Guarantor determinates that more than 20% (by number) of such 800 Mortgage Loans were not originated in accordance with the applicable underwriting standards, the Guarantor will have the right to review additional Servicing Files until the Guarantor obtains a sample containing less than 20% (by number) of Mortgage Loans not so originated.

          (c) With respect to any Mortgage Loan that goes into foreclosure, the Guarantor will have the right to request the Servicer to deliver a copy of the related Servicing File to the Guarantor to review.

          (d) Within thirty days of their issuance to the public (in the event that Servicer is a SEC reporting company) or to its members or stockholders, the Servicer shall make available to the Guarantor a copy of its audited financial statements. The Servicer shall also make available upon the request of the Guarantor any comparable interim financial statements, but only to the extent that such statements have been prepared by or on behalf of the Servicer in the normal course of its business and are available upon request to its members or stockholders or to the public at large.

     Section 12.12 Guarantor Right of Termination or Declaration of Event
                   of Default.

          Notwithstanding any other provision of this Agreement, in the event either (i) any Class of Certificates issued by the Trust Fund with an initial rating assigned by the Rating Agencies of "AA" (or an equivalent rating) is downgraded to "A" (or an equivalent rating) or lower, or (ii) a Realized Loss is applied to reduce the principal balance of the Class B Certificates, the Guarantor, in its sole discretion, shall have the right to terminate the Servicer or Servicers (or any subservicers) of the Serviced Mortgage Loans to which such applied Realized Loss is attributable and to appoint a successor servicer in accordance with the procedures set forth in Section 10.4.

     Section 12.13 Fees for Failure to Provide Timely Reports.

          In the event the Master Servicer fails to provide certain reports to the Guarantor accurately, completely and timely due to the Servicer's failure to timely provide the necessary information to the Master Servicer, and the Master Servicer is required to pay a fee to the Guarantor, such fee shall be paid by the Servicer; provided, however, that no more than one such fee shall be payable in any month. The fees are as follows:

          1.  For the first such failure, the amount of $500.

          2.  For the second such failure, the amount of $750.

          3.  For the third such failure, the amount of $1,000.

          4.  For the fourth failure and any such failure thereafter, $1,500.

          Neither the Servicer nor the Master Servicer shall be required to make any such payments upon the first such failure during each successive two-year period following the Closing Date.

          Section 12.14 Confidentiality.

          The Servicer and the Master Servicer shall keep the terms of this Agreement and the Trust Agreement regarding fees and expenses confidential to the extent such information is not otherwise disclosed in or pursuant to the Trust Agreement or any publicly available documents.

               Section 12.15. Deficiency Judgments.

               Pursuant to the Trust Agreement, the Holders of the Subordinate Certificates that are or may be affected by a Realized Loss on a Liquidated Mortgage Loan are deemed to have repurchased the ownership interest in such Liquidated Mortgage Loan held by Holders of the Senior Certificates. In connection with the liquidation of a Mortgage Loan, if (i) the Servicer is directed by the Master Servicer to seek a deficiency judgment, (ii) the Servicer is offered suitable indemnification and reimbursement for expenses from the Holders of Subordinate Certificates, and (iii) such action is permitted by law, the Servicer shall seek a deficiency judgment under such Liquidated Mortgage Loan on behalf of the Holders of the Subordinate Certificates to the extent of any Realized Loss.

                                  EXHIBIT A-1

                 MONTHLY REPORTING FORMAT TO WELLS FARGO BANK

The format for the tape should be:

1.  Record length of 240
2.  Blocking factor of 07 records per block
3.  ASCII
4.  Unlabeled tape
5.  6250 or 1600 BPI (please indicate)
                                                                       COBOL
Field Name                          Position       Length            "picture"
----------                          --------       ------            ---------

Master Servicer No.                  001-002          2              "01"
Unit Code                            003-004          2              "  "
Loan Number                          005-014         10              X(10)
Borrower Name                        015-034         20              X(20)
Old Payment Amount                   035-045         11              S9(9)V9(02)
Old Loan Rate                        046-051          6              9(2)V9(04)
Servicer Fee Rate                    052-057          6              9(2)V9(04)
Servicer Ending Balance              058-068         11              S9(9)V9(02)
Servicer Next Due Date               069-076          8              CCYYMMDD
Curtail Amt 1 - Before               077-087         11              S9(9)V9(02)
Curtail Date 1                       088-095          8              CCYYMMDD
Curtail Amt 1 - After                096-106         11              S9(9)V9(02)
Curtail Amt 2 - Before               107-117         11              S9(9)V9(02)
Curtail Date 2                       118-125          8              CCYYMMDD
Curtail Amt 2 - After                126-136         11              S9(9)V9(02)
Curtail Amt 3 - Before               137-147         11              S9(9)V9(02)
Curtail Date 3                       148-155          8              CCYYMMDD
Curtail Amt 3 - After                156-166         11              S9(9)V9(02)
New Payment Amount                   167-177         11              S9(9)V9(02)
New Loan Rate                        178-183          6              9(2)V9(04)
Index Rate                           184-189          6              9(2)V9(04)
Remaining Term                       190-192          3              9(3)
Liquidation Amount                   193-203         11              S9(9)V9(02)
Action Code                          204-205          2              X(02)
Scheduled Principal                  206-216         11              S9(9)V9(02)
Scheduled Interest                   217-227         11              S9(9)V9(02)
Scheduled Ending Balance             228-238         11              S9(9)V9(02)
FILLER                               239-240          2              X(02)

Trailer Record:
Number of Records                    001-006          6              9(06)
FILLER                               007-240         234             X(234)

Field Names and Descriptions:

Field Name                             Description
----------                             -----------

Master Servicer No.                    Hard code as "01" used internally

Unit Code                              Hard code as "  " used internally

Loan Number                            Investor's loan number

Borrower Name                          Last name of borrower

Old Payment Amount                     P&I amount used for the applied payment

Old Loan Rate                          Gross interest rate used for the applied
                                       payment

Servicer Fee Rate                      Servicer's fee rate

Servicer Ending Balance                Ending actual balance after a payment
                                       has been applied

Servicer Next Due Date                 Borrower's next due date for a payment

Curtailment Amount 1 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 1                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 1 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 2 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 2                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 2 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 3 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 3                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 3 - After           Amount of curtailment applied after the
                                       payment

New Payment Amount                     For ARM, Equal, or Buydown loans, when a
                                       payment change occurs, this is the
                                       scheduled payment

New Loan Rate                          For ARM loans, when the gross interest
                                       rate change occurs, this is the
                                       scheduled rate

Index Rate                             For ARM loans, the index rate used in
                                       calculating the new gross interest rate

Remaining Term                         For ARM loans, the number of months left
                                       on the loan used to determine the new
                                       P&I amount

Liquidation Amount                     The payoff amount of the loan

Action Code                            For delinquent loans:
                                       12 -- Relief Provisions
                                       15 -- Bankruptcy/Litigation
                                       20 -- Referred for Deed-in-lieu, short
                                             sale
                                       30 -- Referred to attorney to
                                             begin foreclosure
                                       60 -- Loan Paid in full
                                       70 -- Real Estate Owned



Scheduled Principal                    Amount of principal from borrower
                                       payment due to bondholder

Scheduled Interest                     Amount of interest from borrower payment
                                       due to bondholder

Scheduled Ending Balance               Ending scheduled balance of loan

FILLER                                 Should be filled with spaces

Delinquency Reporting Data Fields to be
provided to Master Servicer



Servicer Loan #
Investor Loan #
Borrower Name
Address
State
Due Date
Action Code
FC Received
File Referred to Atty
NOD
Complaint Filed
Sale Published
Target Sale Date
Actual Sale Date
Loss Mit Approval Date
Loss Mit Type
Loss Mit Estimated Completion Date
Loss Mit Actual Completion Date
Loss Mit Broken Plan Date
BK Chapter
BK Filed Date
Post Petition Due
Motion for Relief
Lift of Stay
RFD
Occupant Code
Eviction Start Date
Eviction Completed Date
List Price
List Date
Accepted Offer Price
Accepted Offer Date
Estimated REO Closing Date
Actual REO Sale Date

WELLS FARGO BANK MINNESOTA, N.A.
Form 332

------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

The form will be submitted to the Master Servicer no later than the tenth calendar day of the month after the Mortgage Loan has been liquidated.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.
1.      The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.     The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.     The total derived from subtracting line 18 from 10. If the amount
        represents a realized gain, show the amount in parenthesis (   ).


                                              WELLS FARGO BANK MINNESOTA, N.A.
                                               CALCULATION OF REALIZED LOSS
---------------------------------------------------------------------------------------------------------------------------


         WELLS FARGO BANK MINNESOTA, N.A. Trust: ___________________________
         Prepared by:  __________________        Date:  _______________
         Phone:  ______________________

                 ----------------------------       --------------------------       -----------------------------
              |  Servicer Loan No.           |    | Servicer Name             |    | Servicer Address              |
              |                              |    |                           |    |                               |
              |                              |    |                           |    |                               |
                 ----------------------------       --------------------------       -----------------------------

         WELLS FARGO BANK MINNESOTA, N.A.
         Loan No._____________________________
         Borrower's Name:________________________________________________________
         Property
         Address:________________________________________________________________
         Liquidation and Acquisition Expenses:
              Actual Unpaid Principal Balance of Mortgage Loan                        $ _______________(1)
              Interest accrued at Net Rate                                             ________________(2)
              Attorney's Fees                                                          ________________(3)
              Taxes                                                                    ________________(4)
              Property Maintenance                                                     ________________(5)
              MI/Hazard Insurance Premiums                                             ________________(6)
              Hazard Loss Expenses                                                     ________________(7)
              Accrued Servicing Fees                                                   ________________(8)
              Other (itemize)                                                          ________________(9)
              _________________________________________                                ___________________
              _________________________________________                                ___________________
              _________________________________________                                ___________________
              _________________________________________                                ___________________
         Total Expenses                                                               $ ______________(10)
         Credits:
              Escrow Balance                                                          $ ______________(11)
              HIP Refund                                                              ________________(12)
              Rental Receipts                                                         ________________(13)
              Hazard Loss Proceeds                                                    ________________(14)
              Primary Mortgage Insurance Proceeds                                     ________________(15)
              Proceeds from Sale of Acquired Property                                 ________________(16)
              Other (itemize)                                                         ________________(17)
              _________________________________________                               ____________________
              _________________________________________                               ____________________
         Total Credits                                                               $________________(18)
Total Realized Loss (or Amount of Gain)                                              $________________(19)


                                                                    Schedule I

                     Schedule I of Serviced Mortgage Loans

      (Ameriquest 1991-A through 1991-H Mortgage Loans Serviced by Ocwen)

                                                                   Schedule II

                    Schedule II of Serviced Mortgage Loans

             (MCA Financial Corp., Fieldstone Mortgage and Finance
                   America Mortgage Loans serviced by Ocwen)